                                                                    EXHIBIT 23.2


                        INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Dollar Tree Stores, Inc.:

We consent to the use of our report incorporated herein by reference and to the references to our firm under the headings "Selected Financial Data" and "Experts" in the prospectus.


/s/ KPMG Peat Marwick LLP

Norfolk, Virginia
June 19, 1997